Deed of Agreement

Simberi Mining Joint Venture

Aliens Arthur Robinson

International Lawyers

Level 11
Pacific Place
Cnr Musgrave Street &
Champion Parade
Port Moresby
Papua New Guinea
Tel 675 320 2000
Fax 675 320 0588
www.aar.com.au

© Copyright Aliens Arthur Robinson 2000

Deed of Agreement	Aliens Arthur Robinson

Page i

Deed of Agreement	Aliens Arthur Robinson

Table of Contents

 Page ii

Deed of Agreement	Aliens Arthur Robinson

Date

Parties

1.    Nord Pacific Limited of 2727 San Pedro NE, Suite 116, Albuquerque, New Mexico, 87110 (Nord)

2.    Nord Australex Nominees (PNG) Limited of C/-KPMG, 2nd Floor, Mogoru Motu Building, Champion Parade, Port Moresby, Papua New Guinea (Australex)

3.    Simberi Gold Company Limited of C/-KPMG, 2nd Floor, Mogoru Motu Building, Champion Parade, Port Moresby, Papua New Guinea (SGC)

4.    PGM Ventures Corporation of Suite 200, 53 Yonge Street, Toronto, Ontario M5E 1J3 (PGM)

Recitals

A.           The parties are parties to the Joint Venture Agreement.

B.           The Joint Venture Agreement makes provision for the transfer of various interests in the Mining Lease from Nord to PGM, the procurement by PGM of a Project Loan, and the encumbrance by PGM of the Mining Joint Venture including Tenements and all the issued shares of SGC to secure the Project Loan.

C.           The parties wish to make provision for the negotiation and execution of documents as contemplated in the Joint Venture Agreement.

IT IS AGREED as follows:

1.           Interpretation

1.1         Interpretation

Headings are for convenience only and do not affect interpretation.  The following rules of interpretation apply unless the context requires otherwise.

(a)        The singular include the plural and conversely.

(b)        A gender includes all genders.

(c)        Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

(d)        A reference to a person includes a body corporate, an unincorporated body or other entity and conversely.

Deed of Agreement	Aliens Arthur Robinson

(e)          A reference to a clause or schedule is to a clause of or schedule to this Deed.

(f)           A reference to any party to this Deed or any other agreement or document includes the party's successors and permitted assigns.

(g)          A reference to any agreement or document is to that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this Deed or that other agreement or document.

(h)          A reference to any legislation or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

(i)           A reference to conduct includes any omission and any statement or undertaking, whether or not in writing.

2.            Definitions

In this Deed, including the Recitals, the following definitions apply:

Joint Venture Agreement means the Simberi Mining and Tabar Exploration Joint Venture Agreement among Nord, Nord Australex Nominees (PNG) Limited, Simberi Gold Company Limited and PGM dated 29 November 2002;

Mining Lease has the same meaning as in the Joint Venture Agreement;

Mining Joint Venture has the same meaning as in the Joint Venture Agreement;

Participating Interest has the same meaning as in the Joint Venture Agreement;

Project Loan has the same meaning as in the Joint Venture Agreement;

Registrar of Tenements means the Registrar of Tenements as defined under the Mining Act 1992;

Registrar of Companies has the meaning given that term in the Companies Act 1997;

Tenements has the same meaning as in the Joint Venture Agreement;

Transfer of Tenement means an application for transfer of a tenement or interest in a tenement as prescribed by the Mining Act 1992.

Deed of Agreement	Aliens Arthur Robinson

3.          Substitution for Clause 2.4 of the Joint Venture Agreement

The following shall be substituted for Clause 2.4 of the Joint Venture Agreement:

"The Parties agree to appoint Pricewaterhouse Coopers or another international firm of accountants in Papua New Guinea (the Accountants) to receive monthly statements of accounts from the Mining Field Manager and use the monthly statements of account to determine PGM's Participating Interest in the Project earned in accordance with Clause 2.6.  The Accountants may rely upon the face of the monthly statements of account and shall not be required to audit or enquire into their correctness.  If the Accountants require legal advice they may obtain it from a reputable firm of lawyers in Papua New Guinea.  Whenever PGM becomes entitled to an increment in its Participating Interest in accordance with Clause 2.6 the Accountants shall provide to each of the Parties a certificate to that effect, which shall be binding on the Parties.  The professional fees and disbursements of the Accountants shall be a cost of the Mining Joint Venture.  The Parties release and shall indemnify and hold harmless:

(a)          The Accountants from all claims, suits, demands, liabilities, damages and judgments (including, without limitation, legal costs) arising directly or indirectly from the Accountants' determination of PGM's Participating Interest or the provision or contents of the Accountants' certificates, and

(b)         The Mining Field Manager from all claims, suits, demands, liabilities, damages and judgments (including, without limitation, legal costs) arising directly; or indirectly from the preparation of the monthly statements of account."

4.          Appointment of PGM as Attorney

By way of security each of Nord, Australex and SGC severally appoint PGM as its attorney:

(a)          to appoint accountants pursuant to Clause 2.4 of the Joint Venture Agreement;

(b)         to lodge the Joint Venture Agreement with the Registrar of Tenements;

(c)          upon receipt of one or more certificates from the accountants appointed pursuant to Clause 2.4 of the Joint Venture Agreement, certifying that PGM has earned an increment in its Participating Interest to execute a Transfer of Tenement to effect the transfer from Nord to PGM or PGM's nominee of the incremental interest or incremental interests;

Deed of Agreement	Aliens Arthur Robinson

(d)         to lodge Transfers of Tenement with the Registrar of Tenements;

(e)          to do anything which in the opinion of PGM is necessary or desirable to effect the registration of the Joint Venture Agreement and Transfers of Tenement under the Mining Act 1992;

(f)           pursuant to Clauses 23.1 and 29.2(b) of the Joint Venture Agreement, to negotiate the terms of, execute, deliver and conclude any and all documents and arrangements, which in the sole opinion of PGM are necessary or desirable to effect a Project Loan and without limiting the generality of the foregoing:

(i)           to mortgage, charge, pledge or otherwise encumber the assets of the Mining Joint Venture, including the Tenements and the issued shares of SGC for the purposes of securing a Project Loan;

(ii)          to lodge for approval and registration mortgages of the Tenements with the Registrar of Tenements;

(iii)        to lodge for approval and registration a mortgage, charge, pledge or other encumbrance against all or any of the issued shares of SGC with the Registrar of Companies;

(iv)        to do anything which in the opinion of PGM is necessary or desirable to effect the registration of mortgages of the Tenements under the Mining Act of 1992; and

(v)          to do anything which in the opinion of PGM is necessary or desirable to effect the registration of the mortgage, charge, pledge or other encumbrance against all or any the issued shares of SGC under the Companies Act 1997.

5.            Exercise of Powers

PGM may exercise any of its powers under Clause 4 in the name of Nord, Australex or SGC respectively, or in the name of itself and as the act of any or all of Nord, Australex or SGC.

6.            Ratification

Each of Nord, Australex and SGC agree to ratify and confirm whatever PGM does under Clause 4.

Deed of Agreement	Aliens Arthur Robinson

7.            Delegation

PGM may appoint sub-attorneys to exercise all or any of the powers and authorities conferred by Clause 4 (other than the power conferred by this Clause 7) and may replace them.  All provisions of this Deed relating to PGM power of attorney shall apply to the sub-attorney.

8.            Revocability

The powers given to PGM by this Deed are irrevocable.

9.            Delivery of Documents

On the execution of this Deed each of Nord, Australex and SGC will deliver to PGM the original owners copy of the Mining Lease, share certificates in respect to the issued shares of SGM, title documents in respect to the Pikung and Pigiput plantations and the title documents of all other assets of the Mining Joint Venture.  Thereafter, Nord, Australex and SGC shall deliver to PGM documents of title to any subsequently acquired assets of the Mining Joint Venture.

10.         Counterparts

This Deed may be executed in any number of counterparts which together shall constitute one instrument.

11.         Governing Law

This Deed is governed by the laws of the Independent State of Papua New Guinea.

Deed of Agreement	Aliens Arthur Robinson

Executed as a Deed

Nord Pacific Limited

Director Signature                                Assistant Secretary Signature

Print Name                                          Print Name

Nord Australex
Nominees (PNG) Limited

Director Signature                                Director/Secretary Signature

Print Name                                          Print Name

Simberi Gold Company
Limited

Director Signature                                Director/Secretary Signature

Print Name                                          Print Name

PGM Ventures
Corporation was affixed in the presence of:

Director Signature                                Director/Secretary Signature

Print Name                                          Print Name

Deed of Agreement

Tabar Exploration Joint Venture

Aliens Arthur Robinson

International Lawyers

Level 11
Pacific Place
Cnr Musgrave Street &
Champion Parade
Port Moresby
Papua New Guinea
Tel 675 320 2000
Fax 675 320 0588
www.aar.com.au

© Copyright Aliens Arthur Robinson 2000

Deed of Agreement	Aliens Arthur Robinson

Table of Contents

Deed of Agreement	Aliens Arthur Robinson

Date

Parties

1.    Nord Pacific Limited of 2727 San Pedro NE, Suite 116, Albuquerque, New Mexico, 87110 (Nord)

2.    Nord Australex Nominees (PNG) Limited of C/-KPMG, 2nd Floor, Mogoru Motu Building, Champion Parade, Port Moresby, Papua New Guinea (Australex)

3.    Simberi Gold Company Limited of C/-KPMG, 2nd Floor, Mogoru Motu Building, Champion Parade, Port Moresby, Papua New Guinea (SGC)

4.    PGM Ventures Corporation of Suite 200, 53 Yonge Street, Toronto, Ontario M5E 1J3 (PGM)

Recitals

A.           The parties are parties to the Joint Venture Agreement.

B.           The Joint Venture Agreement makes provision for the transfer of various interests in the Exploration Licence from Nord to PGM.

C.           The parties wish to make provision for the execution of the transfers as contemplated in the Joint Venture Agreement.

IT IS AGREED as follows:

1.           Interpretation

1.1         Interpretation

Headings are for convenience only and do not affect interpretation.  The following rules of interpretation apply unless the context requires otherwise.

(a)          The singular include the plural and conversely.

(b)         A gender includes all genders.

(c)          Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

(d)         A reference to a person includes a body corporate, an unincorporated body or other entity and conversely.

Deed of Agreement	Aliens Arthur Robinson

(e)          A reference to a clause or schedule is to a clause of or schedule to this Deed.

(f)           A reference to any party to this Deed or any other agreement or document includes the party's successors and permitted assigns.

(g)          A reference to any agreement or document is to that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this Deed or that other agreement or document.

(h)          A reference to any legislation or any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

(i)           A reference to conduct includes any omission and any statement or undertaking, whether or not in writing.

2.            Definitions

In this Deed, including the Recitals, the following definitions apply:

Joint Venture Agreement means the Simberi Mining and Tabar Exploration Joint Venture Agreement among Nord, Nord Australex Nominees (PNG) Limited, Simberi Gold Company Limited and PGM dated 29 November 2002;

Exploration Licence has the same meaning as in the Joint Venture Agreement;

Participating Interest has the same meaning as in the Joint Venture Agreement;

Registrar of Tenements means the Registrar of Tenements as defined under the Mining Act 1992;

Transfer of Tenement means an application for transfer of a tenement or interest in a tenement as prescribed by the Mining Act 1992.

3.            Substitution for Clause 3.4 of the Joint Venture Agreement

The following shall be substituted for Clause 3.4 of the Joint Venture Agreement:

"The Parties agree to appoint Pricewaterhouse Coopers or another international firm of accountants in Papua New Guinea (the Accountants) to receive monthly statements of accounts from the Exploration Field Manager and use the monthly statements of account to determine PGM's Participating Interest in the Exploration Joint Venture earned in accordance with Clause 3.6.  The Accountants may rely upon the face of the monthly statements of account and shall not obtain it from a reputable firm of lawyers in Papua New Guinea.  Whenever PGM becomes entitled to an increment in its Participating Interest in accordance with Clause 3.6 the Accountants shall provide to each of the Parties a certificate to that effect, which shall be binding on the Parties.  The professional fees and disbursements of the Accountants shall be a cost of the Exploration Joint Venture.  The Parties release and shall indemnify/and hold harmless:

Deed of Agreement	Aliens Arthur Robinson

(a)          The Accountants from all claims, suits, demands, liabilities, damages and judgments (including, without limitation, legal costs) arising directly or indirectly from the Accountants' determination of PGM's Participating Interest or the provision or contents of the Accountants' certificates, and

(b)         The Mining Field Manager from all claims, suits, demands, liabilities, damages and judgments (including, without limitation, legal costs) arising directly; or indirectly from the preparation of the monthly statements of accounts."

4.            Appointment of PGM as Attorney

By way of security each of Nord, Australex and SGC severally appoint PGM as its attorney:

(a)          to appoint accountants pursuant to Clause 3.4 of the Joint Venture Agreement;

(b)         to lodge the Joint Venture Agreement with the Registrar of Tenements;

(c)          upon receipt of one or more certificates from the accountants appointed pursuant to Clause 3.4 of the Joint Venture Agreement, certifying that PGM has earned an increment in its Participating Interest to execute a Transfer of Tenement to effect the transfer from Nord to PGM or PGM's nominee of the incremental interest or incremental interests;

(d)         to lodge Transfers of Tenement with the Registrar of Tenements;

(e)          to do anything which in the opinion of PGM is necessary or desirable to effect the registration of the Joint Venture Agreement and Transfers of Tenement under the Mining Act 1992;

Deed of Agreement	Aliens Arthur Robinson

5.            Exercise of Powers

PGM may exercise any of its powers under Clause 4 in the name of Nord or in the name of itself and as the at of any or all of Nord.

6.            Ratification

Each of Nord, Australex and SGC agree to ratify and confirm whatever PGM does under Clause 4.

7.            Delegation

PGM may appoint sub-attorneys to exercise all or any of the powers and authorities conferred by Clause 4 (other than the power conferred by this Clause 7) and may replace them.  All provisions of this Deed relating to PGM power of attorney shall apply to the sub-attorney.

8.            Revocability

The powers given to PGM by this Deed are irrevocable.

9.            Delivery of Documents

On the execution of this Deed each of Nord, Australex and SGC will deliver to PGM the original owners copy of the Exploration Licence.

10.         Counterparts

This Deed may be executed in any number of counterparts which together shall constitute one instrument.

11.         Governing Law

This Deed is governed by the laws of the Independent State of Papua New Guinea.

Deed of Agreement	Aliens Arthur Robinson

Executed as a Deed

Nord Pacific Limited

Director Signature                                Assistant Secretary Signature

Print Name                                          Print Name

Nord Australex
Nominees (PNG) Limited

Director Signature                                Director/Secretary Signature

Print Name                                          Print Name

Simberi Gold Company
Limited

Director Signature                                Director/Secretary Signature

Print Name                                          Print Name

PGM Ventures
Corporation

Director Signature                                Director/Secretary Signature

Print Name                                          Print Name